Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 9 - Subsequent Events

On January 18, 2013, the Company repaid its outstanding debentures to Rampant Dragon, LLC, BBS Capital Fund, LP and Hauser Holdings, LLC in the amounts of $15,000, $42,000 and $42,000, respectively, plus accrued interest.

On February 25, 2013, the Company commenced a tender offer (the “Offer”) for up to 2,829,535 of its ordinary shares at approximately $8.22 per share (the then and current amount held in trust per share). The Offer expired on March 22, 2013. A total of 2,303,899 ordinary shares had been tendered representing $18,927,300. The funds were released from the Trust and paid to tendering shareholders on March 28, 2013. The tendered shares were canceled. Following the payment and cancelation of the tendered shares, 2,164,226 of the Company’s ordinary shares remained outstanding and $9,345,772 remained in the Trust.

As a result of the Offer and the tendered shares, the Company will now allow shareholders owning up to 46.2% of the Company’s currently outstanding shares sold in the IPO may exercise their redemption rights in connection with a Business Combination.

On March 6, 2013, the Company filed a proxy statement with the SEC in connection with a special meeting of shareholders held on March 22, 2013. The following Proposals (the “Proposals”) were approved at the meeting:

•	the proposal to amend the Company’s Articles of Association to permit the Company to liquidate the Trust Account on September 24, 2013 and to cause Article 156 to be of no further force or effect after the distribution of the Trust Account (the “Article Amendment Proposal”); and

•	the proposal to amend the agreement governing the Trust Account to extend the life of the Trust Account consistent with the Article Amendment Proposal (the “Extension”), and permit the Company to distribute the assets of the Trust Account to the holders of the Company’s ordinary shares issued in the Company’s initial public offering who wish to exercise their redemption rights in connection with the Extension.

On April 3, 2013 the Company announced the authorization of a previously announced one-time cash dividend of $0.10 per outstanding ordinary share (the “Special Dividend”). The record date for the Special Dividend was April 15, 2013 and the payment date was April 25, 2013.

Management evaluates subsequent events that have occurred after the balance sheet date through the date the financial statements were publically available to determine if events or transactions occurring require potential adjustment to or disclosure in the financial statements and has concluded that no other subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements except as discussed in this note.